                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                     -------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported): October 28, 1998
                                                          ------------------

                             FLUOR DANIEL GTI, INC.
               (Exact name of Registrant as Specified in Charter)


            DELAWARE                       0-015067               02-0324047
          -----------                     ----------             ------------
(State or other jurisdiction of    (Commission file number)    (I.R.S. Employer
 incorporation or organization)                              Identification No.)


100 River Ridge Drive, Norwood, Massachusetts           02062
---------------------------------------------         ----------
(Address of principal executive offices)              (Zip Code)


Registrant's telephone number including area code:  (617) 769-7600
                                                    --------------

                           No change since last report
                 -----------------------------------------------
             (Former name or address, if changed since last report)

Item 5.  Other Events.
---------------------

         Fluor Daniel GTI, Inc. (the "Company") issued the press release attached as Exhibit 99.1. The transaction described is structured as a cash tender offer for all outstanding shares of the Company's Common Stock.

Item 7. Exhibits.
----------------

         99.1     Press release dated October 28, 1998.

                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                     FLUOR DANIEL GTI, INC.



                                     By: /S/ Anne Nolan
                                        ---------------------------
                                     Name: Anne Nolan
                                     Title: Vice President of
                                            Business Administration



Date: October 28, 1998

                                  EXHIBIT INDEX



Exhibit Number                     Description

99.1                     Press Release of the Company dated October 28, 1998.